UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 23, 2023

Date of Report (Date of earliest event reported)

Rocky Mountain Industrials, Inc.

(formerly RMR Industrials, Inc.)

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55402	46-0750094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 S Syracuse Way, Suite 450

Greenwood Village, CO 80111

(Address of Principal Executive Offices)

(720) 614-5213

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulations FD Disclosures

ROCKY MOUNTAIN INDUSTRIALS CLOSES 60-ACRE COMMERCIAL LAND SALE & RAIL SERVICES AGREEMENT

Greenwood Village, Colorado (August 23, 2023) – Rocky Mountain Industrials, Inc. (RMI), Colorado’s next generation infrastructure company, announced the closing of a 60-acre commercial land sale at its Rocky Mountain Rail Park (RMRP) located in Adams County for an industrial operator with rail requirements.

Rocky Mountain Rail Park is designed to host industrial users with its large land parcels, robust rail infrastructure, entitled heavy industrial zoning, and advantageous proximity to the Denver Metro area.

RMI has sold 143 acres of available land since inception and continues to construct the critical infrastructure at the Rail Park. The rail platform will encompass 15 miles of track within its manifest and unit-train rail infrastructure with rail service launching in 2024.

"The RMI team is pleased to close this most recent transaction that adds to our rail served customers next year," said Brian Fallin, CEO of RMI.

RMI completed construction on the property’s south parcel in March 2022 and continues a phased construction approach to its rail-served northern parcels. Both rail and non-rail served sites are available for sale or lease throughout construction in 2023.

Tyler Smith, Alec Rhodes and Aaron Valdez with Cushman & Wakefield’s Denver office represented the seller, RMI, in the transaction.

About RMI

Rocky Mountain Industrials Inc. is a materials infrastructure and distribution organization strategically positioned to serve the Mountain West. www.rockymountainrailpark.com

CAUTIONARY INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements. The words “anticipate,” “assume,” “believe,” “budget,” “estimate,” “expect,” “forecast,” “initial,” “intend,” “may,” “plan,” “potential,” “project,” “proposed,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements herein relate to, among other things, RMI’s strategic position and prospects and legislative developments. These statements involve several known and unknown risks, which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements. These risks include the matters discussed in the “Risk Factors” section of RMI’s filings with the Securities and Exchange Commission, all of which are incorporated by reference herein. The forward-looking statements in this press release speak as of the date of this release. Although RMI may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so except as required by securities laws.

ITEM 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description*

99.1*	Press Release Dated August 23, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

*Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2023	By:	/s/ Brian Aratani
Brian Aratani
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)